UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Promissory Note Amendments

As previously disclosed by Bellevue Life Sciences Acquisition Corp. (the “Company”) in its Current Reports on Form 8-K filed with the Securities and Exchange Commission on (i) April 11, 2024, (ii) April 22, 2024, (iii) May 14, 2024, and (iv) July 16, 2024, the Company issued unsecured promissory notes (each, a “Promissory Note” and, collectively, the “Promissory Notes”) to Bellevue Global Life Sciences Investors, LLC, the Company’s sponsor (“Sponsor”), on (i) April 8, 2024, (ii) April 17, 2024, (iii) May 14, 2024, and (iv) July 11, 2024, in the principal amounts of (i) $1,200,000, (ii) $50,000, (iii) $140,000, and (iv) $300,000, respectively.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities Exchange Commission on January 10, 2025, on January 9, 2025, the Company and Sponsor entered into an amendment to extend the maturity date of each Promissory Note to the earlier of (i) September 30, 2025 and (ii) the date on which the Company consummates an initial business combination.

On January 23, 2025, the Company and Sponsor entered into a second amendment to amend the maturity date of each Promissory Note to provide that each Promissory Note matures on September 30, 2025, irrespective of whether the Company consummates an initial business combination prior to September 30, 2025.

No other terms of the Promissory Notes were amended. The foregoing description of the Promissory Notes Amendment is qualified in its entirety by reference to the full text of the Promissory Notes Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Promissory Notes, dated January 23, 2025, between Bellevue Life Sciences Acquisition Corp. and Bellevue Global Life Sciences Investors, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2025

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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